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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)       September 15, 2006
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                           Crusade Management Limited
                       Crusade Global Trust No. 2 of 2006
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             (Exact Name of Registrant as Specified in its Charter)

                                    Australia
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                 (State or Other Jurisdiction of Incorporation)

        333-128920                              Not Applicable
        333-128920-01
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 (Commission File Numbers)    (Registrant's I.R.S. Employer Identification Nos.)

     Level 4, 4-16 Montgomery Street
        Koragh, NSW 2217 Australia                              Not Applicable
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 (Address of Principal Executive Offices)                         (Zip Code)

                               (011) 612-9952-1315
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   OTHER EVENTS.

   The consolidated statements of financial condition of Credit Suisse (USA),
Inc. and subsidiaries as of December 31, 2005 and 2004, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2005, which appear in Credit Suisse (USA), Inc.'s Annual Report on Form 10-K for the
year ended December 31, 2005 filed with the Securities and Exchange Commission
("SEC") on March 20, 2006 are incorporated by reference in this Form 8-K and in the prospectus supplement dated September 15, 2006 (the "Prospectus Supplement")
relating to the Crusade Global Trust No. 2 of 2006.

   The condensed consolidated statement of financial condition of Credit Suisse
(USA), Inc. and subsidiaries as of June 30, 2006, the related condensed consolidated statements of operations for the three and six-month periods ended
June 30, 2006 and 2005, and the related condensed consolidated statements of changes in stockholder's equity and cash flows for the six-month periods ended
June 30, 2006 and 2005 contained in Credit Suisse (USA), Inc.'s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006, filed with the SEC on
August 8, 2006 are incorporated by reference in this Form 8-K and in the
Prospectus Supplement.

   In connection with the issuance of the notes, the Registrant is filing herewith the consent of KPMG LLP ("KPMG") to their being referred to as
"Experts" in the Prospectus Supplement and the incorporation by reference of their report on the consolidated statements of financial condition of Credit
Suisse (USA), Inc. and subsidiaries, as of December 31, 2005 and 2004, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31,
2005, in the Registration Statement of the Registrant (Registration No.
333-128920) and in the Prospectus Supplement referred to above related to the issuance of the notes. The consent of KPMG is attached hereto as Exhibit 23.1.

ITEM 9.01.

       FINANCIAL STATEMENTS AND EXHIBITS.
       ----------------------------------

       (a) Not applicable.

       (b) Not applicable.

       (c) Not applicable.

       (d) Exhibits:

       EXHIBIT NO.    DESCRIPTION
       -----------    -----------
          23.1        Consent of Independent Registered Public Accounting Firm.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         September 15, 2006                      CRUSADE MANAGEMENT LIMITED

                                                 By: /s/ Rodney James Clark
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                                                    Name:  Rodney James Clark
                                                    Title: Senior Manager

                                  EXHIBIT INDEX

       EXHIBIT NO.    DESCRIPTION
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          23.1        Consent of Independent Registered Public Accounting Firm.